Exhibit 32.1

CERTIFICATIONS OF PERIODIC REPORT

PURSUANT TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002

In connection with this annual report on Form 10-K of eOn Communications Corporation (“Registrant”) I, Troy E. Lynch, Chief Executive Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: October 29, 2003	/s/ Troy E. Lynch
Troy E. Lynch Chief Executive Officer

In connection with this annual report on Form 10-K of eOn Communications Corporation (“Registrant”) I, Lanny N. Lambert, Chief Financial Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: October 29, 2003	/s/ Lanny N. Lambert
Lanny N. Lambert Chief Financial Officer